UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 20, 2013

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 20, 2013, Air Lease Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., for themselves and as representatives of the several underwriters listed in Schedule 1 thereto (the “Underwriters”), and the selling securityholders listed in Schedule 2 thereto (the “Selling Securityholders”), relating to the sale by the Selling Securityholders to the Underwriters of an aggregate of 10,138,888 shares of Class A Common Stock, $0.01 par value per share (the “Securities”).

The Securities are being offered pursuant to a registration statement (File No. 333-185378) that the Company previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement filed with the SEC on November 21, 2013, and a final prospectus supplement filed with the SEC on November 22, 2013.  The Company is not selling any shares of Class A Common Stock in the offering and will not receive any proceeds from the sale nor incur any expenses from the sale. The total number of shares of the Company’s Class A Common Stock outstanding will not change as a result of this offering.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement filed as Exhibit 1.1 hereto and incorporated herein by reference.

The Underwriters and their respective affiliates have provided in the past to the Company and its affiliates, and may provide to the Company and its affiliates from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of business, for which they have received and may receive customary payments of interest, fees and commissions.  In addition, certain affiliates of the respective Underwriters are lenders under the Company’s credit agreements.

Item 8.01.                                        Other Events.

On November 21, 2013, the Company issued a press releases announcing the pricing of the Securities. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 1.1

Underwriting Agreement, dated as of November 20, 2013, by and among Air Lease Corporation, Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., for themselves and as representatives of the several underwriters listed therein, and the Selling Securityholders listed therein

Exhibit 99.1	Press Release dated November 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: November 26, 2013	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

1.1

Underwriting Agreement, dated as of November 20, 2013, by and among Air Lease Corporation, Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc., for themselves and as representatives of the several underwriters listed therein, and the Selling Securityholders listed therein

99.1	Press Release dated November 21, 2013